UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2007

Home Diagnostics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 NW 55th Court, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-677-9201

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 9, 2007, Home Diagnostics, Inc. issued a press release announcing financial results for the quarter ended June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2007, the Board of Directors of Home Diagnostics, Inc., a Delaware corporation (the "Company") adopted Amended and Restated Bylaws (the "Restated Bylaws") amending Sections 5.01 and 5.03 of the Company’s existing Bylaws, effective on August 6, 2007, to permit the issuance of shares of the Company’s capital stock in uncertificated form. The amendments will permit direct or "book-entry" registration of shares of the Company’s capital stock and thereby facilitate the Company’s eligibility to participate in a direct registration system, or DRS. DRS will allow shares of the Company’s stock to be owned, reported and transferred electronically in uncertificated form and without the need for physical stock certificates.

The summary above is qualified in its entirety by the Restated Bylaws filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit No. and Description

3.1 Amended and Restated Bylaws of Home Diagnostics, Inc. (as adopted August 6, 2007)

99.1 Press release dated August 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Diagnostics, Inc.

August 10, 2007	By:	/s/ Ronald L. Rubin

Name: Ronald L. Rubin
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Home Diagnostics, Inc. (as adopted August 6, 2007)
99.1	Press release dated August 9, 2007.